Exhibit 10.19
TREDEGAR CORPORATION

NOTICE OF STOCK APPRECIATION RIGHT GRANT

You have been granted the following stock appreciation right or SAR by the Executive Compensation Committee of the Board of Directors of Tredegar Corporation (“Tredegar”):

Name of Participant:

Date of Grant:  March 18, 2020

Number of Shares: _____ Shares of Common Stock

Initial Value:  $14.41 per share

Type of Grant:  Stock Appreciation Right

Vesting Schedule: You will vest in this stock appreciation right with respect to all of the shares of Common Stock subject to this stock appreciation right on March 18, 2022, if you remain in the continuous employ of Tredegar or an Affiliate from the Date of Grant until such date. The attached Stock Appreciation Right Terms and Conditions provide for accelerated vesting in certain circumstances

Expiration Date: March 18, 2027, unless terminated earlier in accordance with the attached Stock Appreciation Right Terms and Conditions. Please note that the event that most commonly triggers an early termination of your stock appreciation right is the termination of employment with Tredegar. There are, however, other triggering events, so be sure to review the attached Stock Appreciation Right Terms and Conditions carefully.

Transferability: This stock appreciation right is transferable by will or by the laws of descent and distribution. This stock appreciation right is also transferable in accordance with the provisions of Section 6.05 of the Plan, but any such transferee may not subsequently transfer this stock appreciation right except by will or by the laws of descent and distribution.

In addition to the foregoing terms, your stock appreciation right grant is subject to all of the terms and conditions contained in the attached Stock Appreciation Right Terms and Conditions which are incorporated in this Notice of Stock Appreciation Right Grant by this reference.

Please acknowledge your acceptance of this stock appreciation right grant and the attached Stock Appreciation Right Terms and Conditions by signing and returning one copy of this Notice of

Stock Appreciation Right Grant to Pat Thomas, Tredegar Corporation, 1100 Boulders Parkway, Richmond, Virginia, 23225.

              TREDEGAR CORPORATION

By:_________________________________

              ____________________________________
              Participant
              Date: ______________________________

TREDEGAR CORPORATION

STOCK APPRECIATION RIGHT TERMS AND CONDITIONS

        THESE STOCK APPRECIATION RIGHT TERMS AND CONDITIONS (“Terms and Conditions”) effective as of the 18th day of March, 2020, govern the stock appreciation right grant made by Tredegar Corporation, a Virginia corporation (the “Company”), to the participant (the “Participant”) named in the Notice of Stock Appreciation Right Grant to which these Terms and Conditions are attached (the “Grant Notice”), and are made in accordance with and subject to the provisions of the Company’s 2018 Equity Incentive (the “Plan”). A copy of the Plan has been made available to Participant. All terms used in these Terms and Conditions that are defined in the Plan have the same meaning given them in the Plan.

        1. Grant of SAR. In accordance with the Plan, and effective as of the Date of Grant specified in the Grant Notice (the “Date of Grant”), the Company granted to Participant, subject to the terms and conditions of the Plan and these Terms and Conditions, a stock appreciation right or SAR with respect to the number of shares of Common Stock specified in the Grant Notice (the “SAR”) with the Initial Value specified in the Grant Notice (the “Initial Value”). The shares of Common Stock covered by this SAR that vest in accordance with paragraph 2(b) and that are exercisable under the SAR are referred to as the “Vested Shares.” This SAR may be exercised in accordance with these Terms and Conditions.

        2. Terms and Conditions. This SAR is subject to the following additional terms and conditions:

        (a) Expiration Date. The Expiration Date of this SAR shall be as specified in the Grant Notice.

        (b) Vesting of SAR. All of the shares that are subject to this SAR shall be Vested Shares if Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the vesting date specified in the Grant Notice. If not sooner Vested, all of the shares that are subject to this SAR shall be Vested Shares if Participant remains in the continuous employ of the Company or an Affiliate until (i) the date of Participant’s death, (ii) the date that Participant’s employment with the Company and its Affiliates ends on account of Disability, (iii) with the consent of the Committee, the Participant’s Normal Retirement or (iv) a Control Change Date. This SAR may be exercised with respect to the Vested Shares, in whole or in part, until the earlier of the Expiration Date or the termination of Participant’s rights hereunder pursuant to paragraph 4, 5, 6, 7, 8 or 9. A partial exercise of this SAR shall not affect Participant’s right to exercise this SAR with respect to the remaining Vested Shares, subject to the conditions of the Plan and these Terms and Conditions.

        (c) Method of Exercising. This SAR must be exercised by written notice delivered to the attention of the Company’s Secretary at the Company’s principal office in Richmond, Virginia. The exercise date shall be (i) in the case of notice by mail or nationally recognized courier, the date of postmark or (ii) in the case of notice by any other means, the date of receipt by the Company’s Secretary. The notice must specify the number of Vested Shares for which this SAR is being exercised (the “Exercise Shares”).

        (d) Settlement of SAR. Within ten days after the written notice of exercise the Company will make a payment to Participant in settlement of the SAR. The payment will have a value equal to the excess of the Fair Market Value on the exercise date over the Initial Value, multiplied by the number of Exercise Shares. In the Committee’s discretion, and without the need for Participant’s consent, the payment may be made in a single cash payment, by the issuance of shares of Common Stock (with the number of shares determined based on the Fair Market Value on the exercise date) or a combination of cash and Common Stock. This SAR will be cancelled with respect to the Exercise Shares upon payment with respect to the Exercise Shares.

        3. Termination Before Vesting. This SAR, if not vested in accordance with paragraph 2(b) on or before the date Participant’s employment with the Company and its Affiliates ends, shall automatically expire with respect to the shares that are subject to this SAR that have not become Vested Shares in accordance with paragraph 2(b) on or before the date such employment ends. With respect to the shares that are subject to this SAR that have become Vested Shares in accordance with paragraph 2(b) on or before the date that Participant’s employment with the Company and its Affiliates ends, this SAR may be exercised until the earlier of the Expiration Date or the termination of the Participant’s rights hereunder pursuant to paragraph 4, 5, 6, 7 and 8.

        4. Termination Generally. If Participant’s employment with the Company and its Affiliates ends on or after this SAR has become vested in accordance with paragraph 2(b), Participant may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the earlier of (i) the Expiration Date or (ii) the date that is three months after the date of termination of Participant’s employment with the Company and its Affiliates. If the preceding sentence applies to Participant and Participant dies after Participant’s employment with the Company ends but before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the earlier of (i) the Expiration Date or (ii) the date that is three months after the date of termination of Participant’s employment with the Company and its Affiliates. This paragraph shall not apply if Participant’s employment ends on account of Participant’s Normal Retirement, Early Retirement, death or Disability as provided in paragraphs 5, 6, 7 and 8, respectively.

        5. Normal Retirement. If Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until Participant’s Normal Retirement, Participant may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the Expiration Date. If the preceding sentence applies to Participant and Participant dies before the Expiration Date, Participant’s Beneficiary may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the earlier of (i) the Expiration Date and (ii) the ninetieth day after Participant’s death.

        6. Early Retirement. If Participant (i) remains in the continuous employ of the Company or an Affiliate from the Date of Grant until Participant’s Early Retirement and (ii) such Early Retirement becomes effective on or after the first anniversary of the Date of Grant, Participant may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR in accordance with paragraph 2 above until the Expiration Date. If the preceding sentence applies to Participant and Participant dies before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the earlier of (i) the Expiration Date and (ii) the ninetieth day after Participant’s death.

        7. Termination on Account of Death. If Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until Participant’s death, Participant’s Beneficiary may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of Participant’s death.

        8. Termination on Account of Disability. If Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date Participant’s employment with the Company and its Affiliates ends on account of Disability, Participant may exercise this SAR for all or part of the Vested Shares that remain subject to this SAR until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of Participant’s termination of employment on account of Disability. If the preceding sentence applies to Participant and Participant dies before the termination of Participant’s rights under the preceding sentence, Participant’s Beneficiary may exercise this SAR until the earlier of (i) the Expiration Date or (ii) the first anniversary of the date of Participant’s termination of employment on account of Disability. For purposes of this Agreement, a termination of employment shall be on account of Disability if Participant’s employment with the Company and its Affiliates ends because Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

        9. Cancellation or Substitution. Notwithstanding any other provision of this Agreement, upon a Change in Control the Company, in its discretion, may (i) cancel this SAR in exchange for a cash payment equal to the excess of the Fair Market Value on the Control Change Date over the Initial Value multiplied by the number of shares of Common Stock for which this SAR remains unexercised on the Control Change Date or (ii) provide that this SAR shall be assumed by, or replaced with a substitute option granted by, the Company’s successor in the manner described in Section 424 of the Code.

        10. Participant’s Misconduct. Notwithstanding any other provision in these Terms and Conditions to the contrary, this SAR may not be exercised after Participant’s termination of employment with the Company and its Affiliates if during such employment or thereafter, Participant has engaged in actions or conduct that are harmful or in any way contrary to the best interests of the Company or an Affiliate.

        11. Recoupment Policy. Participant acknowledges and agrees that the grant of this SAR and the Participant’s rights under this SAR are subject to the terms and provisions of the Company’s Executive Incentive-Based Compensation Recoupment Policy as in effect on the Date of Grant (the “Policy”). Participant also agrees that, notwithstanding any other provision of this Agreement, the Company is entitled to recover from the Participant all or part of any benefits or compensation received in connection with this SAR (net of any income or employment taxes paid by the Participant on account of the exercise of the SAR or the sale of Common Stock acquired under the SAR, after giving effect to any tax benefit available to the Participant on account of the recoupment), that are subject to recoupment under the Policy. Participant acknowledges that a copy of the Policy has been made available to the Participant.

        12. Withholding. Participant shall pay the Company any amount of taxes as may be necessary in the opinion of the Company to satisfy tax withholding required under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes and social security contributions. In lieu thereof, the Company shall have the right to retain, from the shares of Common Stock to be issued upon exercise of the SAR, the number of shares of Common Stock whose Fair Market Value equals the minimum amount required to be withheld. In any event, the Company shall have the right to deduct from all amounts paid to Participant in cash (whether paid under paragraph 2(d) or otherwise), any taxes required to be withheld.

        13. Definitions. The following definitions shall apply to these Terms and Conditions:

(a) Beneficiary means Participant’s estate or the person or persons or entity or entities to whom Participant’s rights under this SAR pass by will or the laws of descent and distribution.

        (b) Early Retirement means the voluntary separation by Participant from the employment with the Company or an Affiliate on or after the date Participant has attained age fifty-five and has ten years of service with the Company or an Affiliate but before the date Participant has reached age sixty-five.

        (c) Normal Retirement means the voluntary separation by Participant from the employment with the Company or an Affiliate on or after the date Participant has reached age sixty-five.

        14. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle Participant to a fractional share a cash payment shall be made in lieu thereof.

        15. No Right to Continued Employment. This SAR does not give Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his or her employment at any time.

        16. Change in Capital Structure. The terms of this SAR shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups subdivisions, consolidations of shares, special cash dividends, other similar changes in capitalization or such other events as are described in the Plan.

        17. Governing Law. These Terms and Conditions and the Grant Notice shall be governed by the laws of the Commonwealth of Virginia.

        18. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of these Terms and Conditions or the Grant Notice, the provisions of the Plan shall govern. All references herein to the Plan shall mean the plan as in effect on the Date of Grant.

        19. Participant Bound by Plan. Participant hereby acknowledges that a copy of the Plan has been made available to him or her and agrees to be bound by all the terms and provisions of the Plan.

        20. Binding Effect. Subject to the limitations stated above and in the Plan, these Terms and Conditions and the Grant Notice shall be binding upon Participant and his or her successors in interest and the successors of the Company.

        21. Effectiveness. These Terms and Conditions and the Grant Notice shall be of no force or effect and no option shall be granted unless Participant is an employee of the Company or an Affiliate on the Date of Grant.